UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 27, 1998

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                Asset Backed Certificates, Series 1998-AQ1 Trust


New York (governing law of          333-50153       PENDING
Pooling and Servicing Agreement)    (Commission     IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        7485 New Horizon Way                                 21703
        Frederick, Maryland                                 (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 27, 1998 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Asset Backed Certificates, Series 1998-AQ1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-AQ1 Trust, relating to the July 27, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 Asset Backed Certificates, Series 1998-AQ1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 8/3/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-AQ1 Trust, relating to the July 27, 1998 distribution.